Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of May 25, 2021

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is by and among JOHN BEAN TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), JOHN BEAN TECHNOLOGIES EUROPE B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Rotterdam, the Netherlands (the “Dutch Borrower” and, collectively with the Company, the “Borrowers”), the Subsidiary Guarantors party hereto, the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of June 19, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed, to amend the Existing Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Capitalized Terms. All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2. Amendments to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical positions therein to read as follows:

“Permitted Bond Hedge Transaction” means any bond hedge, call or capped call option (or substantively equivalent derivative transaction) relating to the Company’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Company) purchased by the Company or a Subsidiary thereof in connection with the issuance of any Permitted Convertible Indebtedness and settled in common stock of the Company (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company; provided that the purchase of any such Permitted Bond Hedge Transaction is made with, and the purchase price thereof less the proceeds received from the Company from the sale of any substantially concurrently executed Permitted Warrant Transaction, does not exceed, the net proceeds received by the Company or a Subsidiary thereof in connection with the issuance of any Permitted Convertible Indebtedness.

“Permitted Convertible Indebtedness” means (a) unsecured Indebtedness of the Company that (i) as of the date of issuance thereof contains customary conversion or exchange rights, customary premiums and customary offer to repurchase rights for transactions of such type (in each case, as determined by the Company in good faith) and (ii) is convertible into or exchangeable for shares of common stock of the Company (or other securities or property following a merger event, reclassification or other change of the common stock of the Company), cash or a combination thereof (such amount of cash determined by reference to the price of Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company and (b) any guarantee by any Credit Party of Indebtedness of the Company described in clause (a); provided that that such Indebtedness is permitted to be incurred under Section 6.01(a)(xi).

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Company’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Company) sold by the Company substantially concurrently with any purchase by the Company of a Permitted Bond Hedge Transaction and settled in common stock of the Company (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company.

(b) The definition of “Equity Interests” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended to add the following proviso at the end of such definition:

“; provided that no Permitted Convertible Indebtedness, other debt securities that are or by their terms may be convertible or exchangeable into or for common Equity Interests (or into or for any combination cash and common Equity Interests by reference to the price of such common Equity Interests) nor any Permitted Warrant Transactions, in each case, shall constitute Equity Interests of the Company or any of its Subsidiaries prior to settlement, conversion, exchange or exercise thereof into or for securities that would otherwise constitute Equity Interests under this definition.”

(c) The definition of “Indebtedness” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended to (i) amend and restate clause (iii) of the second sentence of such definition to read “(iii) any obligations incurred under cross-currency swaps or any other Swap Agreements” and (ii) add the following language at the end of such definition:

“For the avoidance of doubt, the obligations of the Company under any Permitted Warrant Transaction shall not constitute Indebtedness so long as the terms of such Permitted Warrant Transaction provide for “net share settlement” (or substantially equivalent term) as the default “settlement method” (or substantially equivalent term) thereunder, except to the extent it is accounted for as a liability under the Borrowers’ application of GAAP. For purposes hereof, the amount of any Permitted Convertible Indebtedness shall be the aggregate stated principal amount thereof without giving effect to any obligation to pay cash or deliver shares with value in excess of such principal amount, and without giving effect to any integration thereof with any Permitted Bond Hedge Transaction pursuant to U.S. Treasury Regulation § 1.1275-6.”

(d) The definition of “Secured Obligations” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended to add the following language at the end of such definition:

“For the avoidance of doubt, any obligation under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction shall not constitute Secured Obligations.”

(e) The proviso at the end of the definition of “Swap Agreement” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“; provided that (a) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement and (b) no Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall be a Swap Agreement.”

(f) Section 6.03(a) of the Existing Credit Agreement is hereby amended to (i) delete “and” at the end of clause (vi) thereof, (ii) add “and” to the end of clause (vii) thereof, and (iii) add a new clause (viii) at the end of such Section to read as follows:

“(viii) the Company and its Subsidiaries may enter into, and may perform their obligations under, any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction, including the settlement or early termination thereof.”

(g) Section 6.04 of the Existing Credit Agreement is hereby amended to (i) delete “and” at the end of clause (l) thereof, (ii) add “and” to the end of clause (m) thereof, and (iii) add a new clause (n) at the end of such Section to read as follows:

“(n) any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction.”

(h) Section 6.07 of the Existing Credit Agreement is hereby amended to add the following language at the end of such Section:

“Notwithstanding the foregoing, and for the avoidance of doubt, (i) the conversion by holders of (including any payment of cash in respect of the conversion consideration to a holder upon conversion), any payment or delivery (including without limitation on account of any principal or premium owing on, or any interest due) with respect to, any Permitted Convertible Indebtedness, in each case, in accordance with the terms of the indenture or other instrument governing such Permitted Convertible Indebtedness, shall not constitute a Restricted Payment; provided that, to the extent both (x) the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Indebtedness (excluding any required payment of interest with respect to such Permitted Convertible Indebtedness and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (y) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions relating to such Permitted Convertible Indebtedness (including, for the avoidance of doubt, the case where there is no Permitted Bond Hedge Transaction relating to such Permitted Convertible Indebtedness), the payment of such excess cash shall constitute a Restricted Payment notwithstanding this clause (i); and (ii) any required payment (including, without limitation, premium payments), whether in cash, securities or other property, with respect to, or as a result of any exercise and settlement or early unwind of, any Permitted Bond

Hedge Transaction or Permitted Warrant Transaction, in each case, in accordance with the terms of the agreement governing such Permitted Bond Hedge Transaction or Permitted Warrant Transaction or such early unwind shall not constitute a Restricted Payment; provided that, to the extent cash is required to be paid under a Permitted Warrant Transaction as a result of the election of “cash settlement” (or substantially equivalent term) as the “settlement method” (or substantially equivalent term) thereunder by Company (or its Affiliate) (including in connection with the exercise and settlement and/or early unwind thereof), the payment of such cash shall constitute a Restricted Payment notwithstanding this clause (ii).”

(i) Section 7.01(g) of the Existing Credit Agreement is hereby amended and restated to read as follows:

“(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (other than (i) any event that permits holders of any Permitted Convertible Indebtedness to convert or exchange such Indebtedness or (ii) the conversion or exchange of any Permitted Convertible Indebtedness, in either case, into common stock of the Company (or other securities or property following a merger event, reclassification or other change of the common stock of the Company), cash or a combination thereof), and all notice and cure periods with respect thereto have expired; provided that this clause (g) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (y) the occurrence of any early termination or cancellation and payment (each howsoever defined) under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction;”

(j) Article IX of the Existing Credit Agreement is hereby amended to insert a new Section 9.20 to read as follows:

“SECTION 9.20 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for hedge agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the

Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 9.20, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

Section 3. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent (such date of effectiveness, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment executed by each Borrower, each US Loan Party, the Administrative Agent, and the Required Lenders;

(b) The Company shall have paid all fees and expenses due to the Administrative Agent, the Lenders, Wells Fargo Securities, LLC, and counsel to the Administrative Agent required to be paid on the Amendment Effective Date.

Without limiting the generality of the provisions of this Section 3, for purposes of determining compliance with the conditions specified in this Section, the Administrative Agent and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

Section 4. Representations and Warranties of the Loan Parties. Each Loan Party party hereto represents and warrants as of the date hereof as follows:

(a) The execution, delivery and performance by such Loan Party of its obligations in connection with this Amendment are within its corporate (or other organizational) powers, have been duly authorized by all necessary corporate (or other organizational) action and do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws or similar organizing or governing documents of such Loan Party, (ii) contravene any applicable law which is applicable to such Loan Party or (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture or instrument or other material agreement to which such Loan Party is a party, by which it or any of its properties is bound or to which it is subject, except, in the case of clauses (ii) and (iii) above, to the extent such contraventions, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect.

(b) Such Loan Party has validly executed and delivered this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Loan Party of this Amendment, except (i) such as have been obtained or made and are in full force and effect, and (ii) those which, if not obtained or made, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

(e) No Default or Event of Default shall exist after giving effect to this Amendment.

Section 5. Reference to and Effect on the Loan Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment and this Amendment shall constitute a Loan Document.

(b) The Credit Agreement and each of the other Loan Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents.

Section 6. Reaffirmations. Each Loan Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Section 7. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the internal laws of the State of New York.

Section 9. Entire Agreement. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Lead Arrangers, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

JOHN BEAN TECHNOLOGIES CORPORATION, as Company

By:	/s/ Gregory A. Packard
Name:	Gregory A. Packard
Title:	Vice President, Treasurer

JOHN BEAN TECHNOLOGIES EUROPE B.V.,
as Dutch Borrower

By:	/s/ Gregory A. Packard
Name:	Gregory A. Packard
Title:	Managing Director/Authorised Signatory

DOMESTIC SUBSIDIARY GUARANTORS:

A & B PROCESS SYSTEMS CORP.,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name:	Gregory A. Packard
Title:	Treasurer

AVURE TECHNOLOGIES INCORPORATED,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name:	Gregory A. Packard
Title:	Treasurer

TIPPER TIE, INC.,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name:	Gregory A. Packard
Title:	Treasurer

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

Signature Page

JBT HOLDINGS, L.L.C.,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Vice President, Treasurer of John Bean Technologies Corporation, sole member

AVURE U.S., INC.,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Treasurer

PRIME EQUIPMENT GROUP, LLC,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Secretary & Treasurer

JBT LEKTRO, INC.,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Treasurer

JBT AEROTECH CORPORATION,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Treasurer

PROSEAL AMERICA, INC.,
as a Subsidiary Guarantor

By:	/s/ Gregory A. Packard
Name: Gregory A. Packard
Title: Treasurer

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Kieran Mahon

Name: Kieran Mahon
Title: Managing Director

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Phillips

Name: Jonathan M. Phillips
Title: Senior Vice President

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Krys Szremski

Name: Krys Szremski
Title: Executive Director

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James N. DeVries

Name: James N. DeVries
Title: Senior Vice President

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Debra Hoffenkamp

Name: Debra Hoffenkamp
Title: Assistant Vice President

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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MUFG BANK, LTD., as a Lender

By:	/s/ Eric Hill

Name: Eric Hill
Title: Authorized Signatory

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Thomas Hasenauer

Name: Thomas Hasenauer
Title: Managing Director

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Anh Tran

Name:	Anh Tran
Title:	Assistant Vice President

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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TRUIST BANK, as a Lender

By:	/s/ Katherine Bass

Name:	Katherine Bass
Title:	Director

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Matthew Ward

Name:	Matthew Ward
Title:	Managing Director

By:	/s/ Barbara Stacks

Name:	Barbara Stacks
Title:	Director

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Piet Hein Knook

Name:	Piet Hein Knook
Title:	Vice President

By:	/s/ Shane Koonce

Name:	Shane Koonce
Title:	Executive Director

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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THE ROYAL BANK OF CANADA, as a Lender

By:	/s/ Anshu Kaushal

Name:	Anshu Kaushal
Title:	Authorized Signatory

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Lisa DeCristofaro

Name:	Lisa DeCristofaro
Title:	SVP

John Bean Technologies Corporation

First Amendment to Credit Agreement (2021)

Signature Page